                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 23, 2001
                                                   -----------------



Commission File     Registrant, State of Incorporation, Address of    I.R.S. employer      State of
Number             Principal Executive Offices and Telephone Number  Identification No.  Incorporation

1-8788             SIERRA PACIFIC RESOURCES                             88-0198358          Nevada
                   P.O. Box 10100 (6100 Neil Road)
                   Reno, Nevada 89520-0400 (89511)
                   (775) 834-4011

1-4698             NEVADA POWER COMPANY                                 88-0045330          Nevada
                   6226 West Sahara Avenue
                   Las Vegas, Nevada 89146
                   (702) 367-5000

0-508              SIERRA PACIFIC POWER COMPANY                         88-0044418          Nevada
                   P.O. Box 10100 (6100 Neil Road)
                   Reno, Nevada  89520-0400 (89511)
                   (775) 834-4011



                                      None
   __________________________________________________________________________
   (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events.
         -------------


      The undersigned registrants hereby amend their Current Reports on Form 8-K filed on February 26, 2001. The original filing incorrectly states that the Comprehensive Energy Plan (CEP) Rate Rider was approved by the Public Utilities Commission of Nevada effective March 1, 2000. The CEP Rate Rider is actually effective March 1, 2001. The revised version of the text of Item 5 is set forth below in its entirety:

             On February 23, 2001, the Public Utilities Commission of Nevada voted to approve the implementation of the Comprehensive Energy Plan
        (CEP) Rate Rider effective March 1, 2001 as filed on January 29, 2001,
                                   -------------
        by Nevada Power Company and Sierra Pacific Power Company, the utility subsidiaries of Sierra Pacific Resources.

             The Commission will address the other features of the CEP at a later date. For more information regarding the CEP, see the companies' Current Reports on Form 8-K dated February 1, 2001.



Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)  Financial Statements of Businesses Acquired.

                 Not required

         (b)  Pro forma financial information.

                 Not required

         (c)  Exhibits.

                 None

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIERRA PACIFIC RESOURCES



Date:  February 27, 2001            By: /s/ Richard K. Atkinson
                                        -----------------------
                                        Richard K. Atkinson
                                        Treasurer and Investor Relations Officer



                                    NEVADA POWER COMPANY



Date:  February 27, 2001            By: /s/ Richard K. Atkinson
                                        -----------------------
                                        Richard K. Atkinson
                                        Treasurer and Investor Relations Officer



                                    SIERRA PACIFIC POWER COMPANY



Date:  February 27, 2001            By: /s/ Richard K. Atkinson
                                        -----------------------
                                        Richard K. Atkinson
                                        Treasurer and Investor Relations Officer